                                EXHIBIT (8)(b)(1)

                   AMENDMENT NO. 7 TO PARTICIPATION AGREEMENT
                                      (AIM)

                                 AMENDMENT NO. 7

                             PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated as of May 1, 1998, by and among AIM Variable Insurance Funds, a Delaware trust; AIM Distributors, Inc., a Delaware corporation; Transamerica Life Insurance Company, an Iowa life insurance company; and AFSG Securities Corporation, a Pennsylvania corporation, is hereby amended as follows:

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                 SERIES I SHARES

------------------------------------------------------------------------------------------------------------------------
               Funds Available                         Separate Accounts                   Policies Funded by
              Under the Policies                      Utilizing the Funds                the Separate Accounts
------------------------------------------------------------------------------------------------------------------------
.. AIM V.I. Balanced Fund                         Retirement Builder Variable    Transamerica Life Insurance Company
.. AIM V.I. Capital Appreciation Fund             Annuity Account                Policy Form No. AV288 101 95 796 under
.. AIM V.I. Dent Demographic Trends Fund                                         marketing names: "Retirement Income
.. AIM V.I. Government Securities Fund            Legacy Builder Variable Life   Builder II Variable Annuity" and
.. AIM V.I. Growth Fund                           Separate Account               "Portfolio Select Variable Annuity"
.. AIM V.I. Core Equity Fund (formerly
  AIM V.I. Growth and Income Fund)               PFL Variable Life Account A    Transamerica Life Insurance Company
.. AIM V.I. International Growth Fund (formerly                                  Policy Form No. WL851 136 58 699 under
  AIM V.I. International Equity Fund)            Separate Account VA A          the marketing name "Legacy Builder Plus"
.. AIM V.I. Premier Equity Fund (formerly         PFL Corporate Account One
  AIM V.I. Value Fund)                           (1940 Act Exclusion)           Transamerica Life Insurance Company
                                                                                Policy Form No. APUL0600 699 under the
                                                                                marketing name "Variable Protector"

                                                                                Transamerica Life Insurance Company
                                                                                Policy Form No. AV337 101 100397 under
                                                                                the marketing name "The Atlas Portfolio
                                                                                Builder Variable Annuity"

                                                                                Advantage V, Variable Universal Life
                                                                                Policy (1933 Act Exempt)

------------------------------------------------------------------------------------------------------------------------

                                SERIES II SHARES

------------------------------------------------------------------------------------------------------------------------
               Funds Available                         Separate Accounts                   Policies Funded by
              Under the Policies                      Utilizing the Funds                the Separate Accounts
------------------------------------------------------------------------------------------------------------------------
.. AIM V.I. Balanced Fund                         Separate Account VA B          Transamerica Life Insurance Company
.. AIM V.I. Basic Value Fund                                                     Policy Form No. AV720 101 148 102
.. AIM V.I. Blue Chip Fund                        Separate Account VA C          under the marketing name
.. AIM V.I. Capital Appreciation Fund                                            "Transamerica Landmark Variable
.. AIM V.I. Dent Demographic Trends Fund          Separate Account VA D          Annuity"
.. AIM V.I. Government Securities Fund
.. AIM V.I. Core Equity Fund (formerly            Separate Account VA F          Transamerica Life Insurance Company
  AIM V.I. Growth and Income Fund)                                              Policy Form No. AV400 101 107 198
.. AIM V.I. Premier Equity Fund (formerly         Separate Account VA I          under the marketing name
  AIM V.I. Value Fund)                                                          "Transamerica Freedom Variable
                                                 Separate Account VA J          Annuity"

                                                 Separate Account VA K          Transamerica Life Insurance Company
                                                                                Policy Form No. AV710 101 147 102
                                                                                under the marketing name
                                                                                "Transamerica EXTRA Variable
                                                                                Annuity"

                                                                                Transamerica Life Insurance Company
                                                                                Policy Form No. AV474 101 122 1099
                                                                                under the marketing name
                                                                                "Transamerica Access Variable
                                                                                Annuity"

                                                                                Transamerica Life Insurance Company
                                                                                Policy Form No. AV288 101 95 796
                                                                                under the marketing name "Premier
                                                                                Asset Builder Variable Annuity"

                                                                                Transamerica Life Insurance Company
                                                                                Policy Form No. AV288 101 95 796
                                                                                under the marketing name "Principal-
                                                                                Plus Variable Annuity"

                                                                                Transamerica Life Insurance Company
                                                                                Policy Form No. AVI 200 1 0100 under
                                                                                the marketing name "Immediate Income
                                                                                Builder II"

                                                                                Transamerica Life Insurance Company
                                                                                Policy Form No. AV721 101 149 1001
                                                                                under the marketing name "Retirement
                                                                                Income Builder III Variable Annuity"

------------------------------------------------------------------------------------------------------------------------

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: May 1, 2002

                                     AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Nancy L. Martin          By: /s/ Carol F. Relihan
        --------------------------       -------------------------------
Name: Nancy L. Martin                Name: Carol F. Relihan
Title: Assistant Secretary           Title: Senior Vice President


                                     AIM DISTRIBUTORS, INC.


Attest: /s/ Nancy L. Martin          By: /s/ Michael J. Cemo
        --------------------------       -------------------------------
Name: Nancy L. Martin                Name: Michael J. Cemo
Title: Assistant Secretary           Title: President


                                     TRANSAMERICA LIFE INSURANCE COMPANY


Attest: /s/ Frank A. Camp            By: /s/ Larry N. Norman
        --------------------------       -------------------------------
Name: Frank A. Camp                  Name: Larry N. Norman
Title: Vice President & Division     Title: President
       General Counsel


                                     AFSG SECURITIES CORPORATION


Attest: /s/ Frank A. Camp            By: /s/ Larry N. Norman
        --------------------------       -------------------------------
Name: Frank A. Camp                  Name: Larry N. Norman
Title: Secretary                     Title: President